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                                    [LOGO]

                                NATIONWIDE(R)
                                   VARIABLE
                                  ACCOUNT-5


                                Annual Report
                                      to
                               Contract Owners

                              December 31, 1996




                      NATIONWIDE LIFE INSURANCE COMPANY

                         HOME OFFICE: COLUMBUS, OHIO
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                               [NATIONWIDE LOGO]
                        NATIONWIDE LIFE INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                                   [PHOTO]

                               PRESIDENT'S MESSAGE

On behalf of Nationwide Life Insurance Company, we are pleased to bring you the 1996 annual report of the Nationwide Variable Account-5.

The U.S. economy is enjoying the rewards of a stable political system and a globally competitive business sector. These good times will last, although not all years will show the stellar performance of the last two years. 1997 may be the year in which normalcy will return.

The economic expansion has lasted six years already, and all resources are more or less fully employed. The job market in particular is showing some strains, and wages are rising a bit faster than before. Also, the competitive pressures from abroad are increasing due to a sharp rise in the exchange value of our currency. Business will be hard pressed under those conditions to continue showing above-average profit increases. For the economy as a whole, inflation has hit the low point in this business cycle and will slowly but surely be a more important variable for monetary policy.

In the last few years, and especially in 1996, our economy expanded faster than the natural rate of growth. This cannot continue without creating bottlenecks that in turn induce price increases. Either the economy will slow under its own weight or the Federal Reserve will have to step in. Some indicators point to a softening of business activity. But whether this is enough will be a close call.

Again, the long-term trend is very positive for the U.S., its business activity, and its financial markets. However, 1997 might turn out to have some more surprises than anticipated right now.


                              /s/ Joseph J. Gasper

                           Joseph J. Gasper, President

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CONTENTS
HOW TO READ THE ANNUAL REPORT ........................................................... 6
     Explanation on how to read and understand
     the various financial reports

A FEW WORDS ABOUT OUR FUNDS ............................................................. 8
     Fund Objectives and Narratives
     written by the fund managers*

FUND PERFORMANCES .......................................................................14

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY ............................16

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY ..............................................................18

NOTES TO FINANCIAL STATEMENTS ...........................................................19

SCHEDULES OF CHANGES IN UNIT VALUE ......................................................21


INDEPENDENT AUDITORS' REPORT ............................................................22

   *The discussions refer to a stock market index. The Standard & Poor's 500
    Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

    The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.
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HOW TO READ THE ANNUAL REPORT

This Annual Report is sent to all customers who own a Nationwide annuity with all or some of the funds in the Nationwide Variable Account-5 (the Account). The Account is a separate account trust which offers investment options in eight mutual funds from five mutual fund houses. An explanation of the funds and their objectives can be found on pages 8 through 13.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, beginning on page 16, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1996. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 17.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 18, show the activity in the Account for the periods stated herein.

The Investment activity section shows the changes in unrealized gain (loss) of the mutual funds in the Account, realized gain (loss) as shares of the funds are bought (sold), mortality, expense and administration charges which are assessed through the daily unit value calculation, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the receipt of purchase payments by the Account as new contracts are sold, existing contract owners deposit additional funds; and deductions from the Account when money is withdrawn, contracts are canceled, annuity benefits are paid, and annual contract maintenance charges and contingent deferred sales charges are assessed.

Net change in contract owners' equity equals Investment activity plus Equity transactions.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.






                                       6
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SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the periods reported herein.

As you review the following pages of the Annual Report, the Notes to Financial Statements beginning on page 19 will also help explain and clarify the various statements and schedules.





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A FEW WORDS ABOUT OUR FUNDS

[DREYFUS LOGO]
DREYFUS STOCK INDEX FUND

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.+

NARRATIVE BY DREYFUS CORPORATION

The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.

[FIDELITY INVESTMENTS LOGO]
VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH STEPHEN PETERSON, PORTFOLIO MANAGER

NOTE TO SHAREHOLDERS: Stephen Peterson began managing the fund on January 6, 1997 and did not manage the fund during the past year.

Q. HOW DID THE FUND PERFORM, STEPHEN?

A. While performing well on an absolute basis, the fund underperformed the Standard &Poor's 500 Index which returned 22.95% for the 12 months ended December 31, 1996.

Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?

A. There are a couple of reasons. Primarily, though, it's because of the equity income style of investing that this fund follows. Equity income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.

  +"Standard &Poor's 500", "S&P 500(R)" are trademarks of the Standard &Poor's
   Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard &Poor's Corporation.




                                       8
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EQUITY-INCOME PORTFOLIO (CONT'D)

Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING STOCKS?

A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.

Q. WHAT HOLDINGS DID PERFORM WELL?

A. Some of the fund's top holdings performed well. Specifically, General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, FNMA, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.

Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?

A. As an equity income manager my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.

Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?

A. I usually buy stocks that have dividend yield equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.

Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?

A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap, consistent earnings companies, it's quite difficult to outperform the general market, especially with the equity income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after two years of more than 20% returns from the overall market.

[NATIONWIDE LOGO]
NATIONWIDE SEPARATE ACCOUNT TRUST

GOVERNMENT BOND FUND

OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER

During 1996 long-term and intermediate-term interest rates were significantly higher, reversing some of the decline in rates seen in the prior year. Bonds and bond funds were a relatively uninspiring investment alternative in this environment, especially given the second consecutive year of outstanding equity market performance. The price of the Government Bond Fund moved lower reflecting the move in the broad bond market, although this downward move was mitigated by investments in areas of the bond market that outperformed during the year.

Inflation always drives bond market values in the long-term, with the value of fixed coupons being eroded by higher levels of inflation. The expected level of infla-


                                       9
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GOVERNMENT BOND FUND (CONT'D)

tion in the future is a key determinant of the direction of bond prices in the short-term. The actual reported inflation numbers have continued to show stable or even declining inflation rates in recent months, a positive sign for the bond markets.

Lower bond prices along with a stable inflation environment has created additional value in the fixed-income markets. The bond markets should be most attractive to those investors desiring lower levels of risk and/or higher levels of income than is available in the equity markets. Government bonds in particular are often appealing to risk-averse investors still interested in income.

The Government Bond Fund continues to be invested in sectors of the U.S. Treasury, government agency, and mortgage-backed markets that are perceived to be undervalued. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The yield on these conservatively-structured investments continues to make them attractive portfolio holdings. The portfolio also continues to hold several positions in callable Agency notes. Additional yield compensates the Fund for the risk of the bonds being redeemed early.

The portfolio manager attempts to add value to the Government Bond Fund by being invested in sectors of the market that are inexpensive on a relative value basis, while maintaining market exposure to assure a higher level of income and to take advantage of potential interest rate declines in the future.

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

For the last seven sessions the Federal Open Market Committee has left the Federal Funds rate unchanged. The last time the Federal Reserve changed the direction of the interest rates was in January 1996 when they lowered the Federal Funds rate to its current rate of 5.25% from 5.50%. Economic indicators throughout 1996 suggested that the economy was growing at a modest rate with low inflationary pressures.

Economists offered a mixed forecast for 1997. Week to week, economic indicators continue to paint an obscure picture as to the exact state of the economy.

At December 31, 1996, the Separate Account Money Market fund had assets of $984 million with an average maturity of 38 days. 92% of the Fund was invested in first tier commercial paper. Commercial paper continues to have a yield advantage over other money market instruments. The remaining 8% was invested in U.S. Government and Canadian Obligations.

The Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every issuer before investment.

TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

The Total Return Fund's performance in 1996 was positively influenced by several sectors. The technology stocks it holds, such as IBM and Hewlett-Packard had strong gains. Financial stocks, including all the brokerage stocks, Mellon Bank, and Allstate Insurance also had good appreciation. The drug stocks, particularly Warner-Lambert also had good gains, as did several chemical companies, including DuPont, Monsanto, Air Products and Crompton &Knowles. On the negative side, AT&T had very poor performance, with Sprint not a great deal better. MCICorp. was also having a poor year until the announced merger with British Telecom increased it to a more respectable result. The Fund currently has about an 8% weighting in these long distance stocks, and although we still think they are well positioned long term, and undervalued, fear of increased competition, plus poor reported results for AT&T led to a significant drag on Fund performance this year. Several other stocks in which we have significant positions, such as Equitable, Comcast, and PepsiCo, all of which we do like long-term, had either small losses or minuscule gains versus a very strong market this year, also inhibiting Fund results.

The Total Return Fund's strategy has always included a strong element of value. For most of 1995, and all of





                                       10
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TOTAL RETURN FUND (CONT'D)

1996, this type of strategy has been out of favor in the stock market. Momentum and indexing strategies have led to stocks with relatively high valuations performing well by going to even higher valuations. History, and numerous studies have repeatedly shown that investing in highly valued stocks is a risky and poor-performing long term strategy. Therefore, the Total Return Fund has stuck to its approach, and will continue to do so. This approach, especially in the recent environment of high relative valuations, has included more of buying stocks we like long-term, on news that disappoints short term investors. PepsiCo, Comcast and Olsten are examples of this, plus the more recent addition of Electronic Data Systems. We have also continued to add to our energy stocks, not because of disappointment but because of good long term fundamentals combined with still-attractive valuations.

While I would certainly like to see better performance from the Fund versus its peers and the market indexes, I believe this will come from continuing our current strategies, which are sound, and by continuing to pursue the Fund's objectives by taking on less risk, rather than more.


[NEUBERGER & BERMAN LOGO]

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

BALANCED PORTFOLIO

OBJECTIVE - The Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal.

NARRATIVE BY MARK GOLDSTEIN, PORTFOLIO MANAGER

GROWTH PORTION

During 1996 three of our best performing sectors were financial services, technology and restaurants. One of the best performers was CKE Restaurants, which was taken over by new management about a year and a half ago. CKE's earnings have outperformed the estimates as a result of a good advertising campaign, updated menu selections and remodeling many of their restaurants.

The technology sector provided some winners during the year. In particular, Intel provided a large contribution to the fund in the third quarter. Its success can be partly attributed to continued demand by end-users in combination with lower prices. The second largest position in this sector was KLA, a company that makes test equipment for semiconductor companies. KLA's earnings held up well during the year but the psychology of this business weighed down on the stock. Seagate, a disc drive company, also helped the Portfolio. Seagate was able to reduce costs, and benefit from continued end-user demand.

In the third quarter, the Portfolio seized an opportunity to purchase Philip Morris at a low relative valuation after a federal court decertified a class action suit brought by smokers seeking damages. This case sets a precedent in the industry and may influence future class-action suits.

In the consumer/retail sector, we added Staples to our portfolio. Staples is a leading factor in the office superstore segment. We believe that the pending merger with Office Depot will create significant cost savings, which we believe should enhance earnings growth over the next two years.

Two lagging sectors during the year were Communications and Healthcare. These two sectors made up for about 8%-10% of the Portfolio during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolio reduced its positions in TCI and sold out of TimeWarner. One exception is UK Cable, a telephone, cable and Internet company based in the United Kingdom. They recently consolidated with Comcast, forming Comcast UK Cable Partners Ltd., which we believe should help the company's valuations.

The Portfolio increased its exposure to HMOs during the year. Overall, this industry did not contribute positively to the Portfolio during the year. Exceptions were PacifiCare, a Medicare HMO, and United Healthcare, a conventional HMO. Both of these positions were increased during the period and have experienced an upswing since June 30. While enrollment in HMOs continues to rise, their challenge will be to manage rising costs in a flat premium environment.

LIMITED MATURITY BOND PORTION

1996 ended on an upbeat note for the bond market and the debt securities portion of the Portfolio as





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BALANCED PORTFOLIO (CONT'D)

yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5-year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising very rapidly, and finally reversing its course once again for the final rally. The management of our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) during this period of volatility remained consistent with our trend-following style, and the Portfolio's risk level remained low compared to longer-duration bond funds. In the early portion of the year our duration was a relatively long 2.9 years on average as we took advantage of the falling rates at the end of 1995 and into the beginning of 1996. When the trend reversed in February and March as a result of signs of increased economic growth, higher inflation expectations and comments by Fed Chairman Alan Greenspan, we shortened duration several times to a low for the year of 2.3 years in June. By September, the market had overreacted to the economic signals and, from a technical and fundamental standpoint, appeared undervalued. We then lengthened the Portfolio to just over
2.5 years in duration. Yields fell from this point through the end of the year which benefited the Portfolio due to the longer duration.

Corporate bonds remained the largest sector in the Portfolio as we continue to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. The below investment grade segment of our holdings outperformed all other sectors due to the healthy market conditions in high yield as well as excellent individual security selection. Our research staff identified several bonds during the period which were underpriced relative to their credit fundamentals and which we added to the Portfolio. These included Tenet Healthcare, a leading hospital firm, which was placed on watch for potential upgrade by both S&P and Moody's. This caused the market to price these bonds at a tighter spread to treasuries resulting in significant outperformance versus the market. This segment of the portfolio ended the year at about 8% of the overall Fund. Investment grade bonds also performed well. Restructuring at firms such as Tenneco Inc. and Alco Capital Resource, Inc. resulted in higher bond prices relative to comparable duration Treasuries.

Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the Portfolio. The asset-backed securities are all rated `AAA' and are backed by pools of credit card receivables, auto loans and leases, or equipment loans. While the increase in consumer delinquencies on credit cards has received a lot of media attention, the asset-backed securities in our Portfolio are of the highest quality. The bonds in our Portfolio have outperformed comparable duration treasury securities since the collateral backing of these securities performed well throughout the second half of the year within the bond market's and the ratings agencies' expectations. In addition, our commitment to 15-year and 7-year Agency Pass Through Mortgages added to the funds' return.

[AMERICAN CENTURY LOGO]

A MEMBER OF THE AMERICAN CENTURYSM FAMILY OF MUTUAL FUNDS.

TCI ADVANTAGE

OBJECTIVE - To seek capital growth and current income.

NARRATIVE BY AMERICAN CENTURY(SM) COMPANIES, INC.

The TCI Advantage fund lost some ground in the fourth quarter as the equity portion, which is invested in rapidly growing companies of all capitalization sizes, failed to keep pace with the large cap dominated S&P 500. TCI Advantage continued to follow a two tiered approach to its equity holdings, maintaining a core position in high quality, large cap growth stocks, augmented by a more opportunistic weighting in rapidly growing mid cap stocks. The equity portion of TCI Advantage benefited from companies in the oil service and drilling industry, positions in large money center banks, and holdings in some of the larger pharmaceutical makers - all of which added value to fund performance for both the quarter and the year. The foreign weighting was cut down to just over 5% of the portfolio, as the portfolio team found more attractive growth opportunities domestically. At year end, the fund was 39% invested in equity securities.

The fixed income portion of the fund is invested in high quality intermediate term bonds, maintaining a defensive stature. Currently, the fund holds, and is overweighted in investment grade corporate bonds to

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TCI ADVANTAGE (CONT'D)

help boost the yield. The duration of the fixed-income is positioned neutral compared with the intermediate benchmark. At year end, 39% of the fund was invested in bonds, with the remaining 22% in cash.

TCI GROWTH

OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

NARRATIVE BY AMERICAN CENTURY(SM) COMPANIES, INC.

During the past year, TCI Growth has been the focus of considerable attention at the highest levels of American CenturySM Investments. TCI Growth, a growth equity option is among our largest and most important funds.

We fully expect the fund to show greater volatility than the market in general, but to have the potential for greater returns. That this potential has not been met has been the source of deep concern for us. As a result of these concerns, we have taken steps we believe will improve the performance of the fund.

MANAGEMENT CHANGE: On June 30, 1996, the former lead manager of TCI Growth resigned the firm, and the fund's management was transferred to a portfolio team headed by Glenn Fogle, with oversight by Jim Stowers III, the lead manager for Ultra. The new team has been, and continues to be, responsible for managing Vista and Giftrust, two of American Century's more aggressive and well-known retail funds.

PORTFOLIO CHANGES:

SMALLER, FASTER GROWING COMPANIES: Almost immediately the new team began the process of restructuring the portfolio with an emphasis on smaller and faster growing companies. The average earnings growth rate of the portfolio increased to 74% on December 31 from a level of 7.6% on June 30 when the new team assumed responsibility.

INCREASED PORTFOLIO CONCENTRATION: The total number of stocks in the portfolio has been decreased - 74 companies present in TCI Growth on June 30, 1996 are no longer held. At the same time, the concentration on our best prospects has increased, with the top-10 holdings representing 34% of the fund's assets. This concentration is in line with our traditional portfolio management strategy at American Century.

Although these changes did not immediately improve fund performance, as the U.S. stock market environment in 1996 continued to favor larger companies with more predictable earnings, we believe the new team has repositioned the fund to be in a better position to meet expectations in the long term.

We hope you'll recognize that these changes in the fund demonstrate our commitment to seeing it live up to its full performance potential. We hope you will give the revitalized TCI Growth a renewed consideration in light of the expertise, commitment and discipline that Twentieth Century - now American Century - has demonstrated over the years. If, as some have predicted, there is to be a reversal away from the favor of large index names and toward smaller companies with increasing, quality earnings growth, then shareholders in TCI Growth may finally reap just rewards.

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FUND PERFORMANCES

       TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED* (NON-STANDARDIZED)
 APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED

                                                              NON-ANNUALIZED PERCENT CHANGE**     ANNUALIZED PERCENT CHANGE**
                                             INCEPTION     1 YR. TO      5 YR. TO    INCEPTION TO   5 YR. TO   INCEPTION TO
 FUNDS++                                       DATE*+      12/31/96      12/31/96+     12/31/96+    12/31/96     12/31/96
  DREYFUS CORPORATION
  Stock Index Fund                            09/29/89       20.94%        85.46%       130.54%      13.15%       12.20%
  FIDELITY VIP FUND
  Equity-Income Portfolio                     10/09/86       12.79%       114.09%       217.61%      16.44%       11.96%
  NATIONWIDE SEPARATE ACCOUNT TRUST
  Government Bond Fund                        11/08/82        2.13%        31.58%       202.88%       5.64%        8.15%
  Money Market Fund                           11/10/81        3.74%        14.82%       133.28%       2.80%        5.75%
  Total Return Fund                           11/08/82       20.25%        78.68%       527.39%      12.31%       13.86%
  NEUBERGER &BERMAN ADVISERS
  MANAGEMENT TRUST
  Balanced Portfolio                          02/28/89        5.49%        37.74%        93.22%       6.61%        8.77%
  TCIPORTFOLIOS, INC.
  TCIAdvantage                                08/01/91        7.82%        24.11%        40.55%       4.41%        6.48%
  TCIGrowth                                   11/20/87       -5.57%        26.37%       126.27%       4.79%        9.37%

* SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

+ Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.


*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

FUND PERFORMANCES

           TOTAL RETURN: ASSUMING CONTRACT SURRENDERED (STANDARDIZED)
 APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED

                                                        INCEPTION      1 YR. TO       5 YR. TO    10 YR. TO  INCEPTION TO
FUNDS++                                                   DATE*+       12/31/96       12/31/96    12/31/96     12/31/96
DREYFUS CORPORATION
Stock Index Fund                                         09/29/89        12.54%        10.13%         NA*        9.20%
FIDELITY VIP FUND
Equity-Income Portfolio                                  10/09/86         4.39%        13.82%       9.90%        9.25%
NATIONWIDE SEPARATE ACCOUNT TRUST
Government Bond Fund                                     11/08/82        -6.21%         2.47%       4.49%        5.85%
Money Market Fund                                        11/10/81        -4.66%        -0.61%       1.65%        3.35%
Total Return Fund                                        11/08/82        11.85%         9.31%       8.75%       12.12%
NEUBERGER &BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                                       02/28/89        -2.91%         3.43%         NA*        6.30%
TCI PORTFOLIOS, INC.

TCI Advantage                                            08/01/91        -0.58%         0.92%         NA*        3.01%
TCI Growth                                               11/20/87       -13.46%         1.48%         NA*        6.80%


The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, a $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

                          NATIONWIDE VARIABLE ACCOUNT-5
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                December 31, 1996

ASSETS:
   Investments at market value:

      Dreyfus Stock Index Fund (DryStkIx)
         51,656 shares (cost $803,674) .........................     $ 1,047,574

      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         179,616 shares (cost $2,983,890) ......................       3,777,322

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         64,129 shares (cost $687,408) .........................         707,986

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         391,307 shares (cost $391,307) ........................         391,307

      Nationwide SAT - Total Return Fund (NSATTotRe)
         142,953 shares (cost $1,567,768) ......................       1,896,983

      Neuberger &Berman - Balanced Portfolio (NBAMTBal)
         52,442 shares (cost $807,255) .........................         834,877

      TCI Portfolios - TCI Advantage (TCIAdv)
         38,991 shares (cost $223,144) .........................         245,254

      TCI Portfolios - TCI Growth (TCIGro)
         139,011 shares (cost $1,388,354) ......................       1,423,471
                                                                     -----------
            Total investments ..................................      10,324,774

   Accounts receivable .........................................             644
                                                                     -----------
            Total assets .......................................      10,325,418
                                                                     ===========
CONTRACT OWNERS' EQUITY ........................................     $10,325,418
                                                                     ===========


Contract owners' equity represented by:

                                           UNITS        UNIT VALUE
                                          -------       ----------
Dreyfus Stock Index Fund:
   Tax qualified ......................    48,939         $16.698256   $   817,196
   Non-tax qualified ..................    13,798          16.698256       230,403

Fidelity VIP - Equity-Income Portfolio:
   Tax qualified ......................   193,347          16.255386     3,142,930
   Non-tax qualified ..................    39,032          16.255386       634,480

Nationwide SAT - Government Bond Fund:
   Tax qualified ......................    13,708          30.092479       412,508
   Non-tax qualified ..................     9,816          30.103580       295,497

Nationwide SAT - Money Market Fund:
   Tax qualified ......................    18,943          20.329483       385,101
   Non-tax qualified ..................       300          22.088348         6,627

Nationwide SAT - Total Return Fund:
   Tax qualified ......................    25,126          62.170693     1,562,101
   Non-tax qualified ..................     5,547          60.382482       334,942

Neuberger &Berman - Balanced Portfolio:
   Tax qualified ......................    47,651          15.563120       741,598
   Non-tax qualified ..................     5,995          15.563120        93,301

TCI Portfolios - TCI Advantage:
   Tax qualified ......................     9,351          14.055040       131,429
   Non-tax qualified ..................     8,099          14.055040       113,832

TCI Portfolios - TCI Growth:
   Tax qualified ......................    77,626          15.531281     1,205,631
   Non-tax qualified ..................    14,026          15.531281       217,842
                                           ======          =========   ===========
                                                                       $10,325,418
                                                                       ===========

See accompanying notes to financial statements.


                          NATIONWIDE VARIABLE ACCOUNT-5
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1996, 1995 and 1994

                                                                1996            1995          1994
                                                            ------------     ---------     ---------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends ...............   $    597,570       317,443        93,544
   Mortality, expense and administration charges (note 2)       (119,165)      (81,453)      (31,825)
                                                            ------------     ---------     ---------
      Net investment activity ...........................        478,405       235,990        61,719
                                                            ------------     ---------     ---------

   Proceeds from mutual fund shares sold ................        577,153     1,005,681       644,960
   Cost of mutual fund shares sold ......................       (483,424)     (961,009)     (638,042)
                                                            ------------     ---------     ---------
      Realized gain (loss) on investments ...............         93,729        44,672         6,918
   Change in unrealized gain (loss) on investments ......        292,389     1,187,526        (7,940)
                                                            ------------     ---------     ---------
      Net gain (loss) on investments ....................        386,118     1,232,198        (1,022)
                                                            ------------     ---------     ---------
         Net increase (decrease) in contract owners'
            equity resulting from operations ............        864,523     1,468,188        60,697
                                                            ------------     ---------     ---------
EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ......      2,289,111     2,249,760     4,745,746
   Redemptions ..........................................       (520,971)     (465,975)     (293,339)
   Annual contract maintenance charge (note 2) ..........        (17,468)      (11,455)         (191)
   Contingent deferred sales charges (note 2) ...........        (18,614)      (13,677)      (11,290)
   Adjustments to maintain reserves .....................            393           (76)           56
                                                            ------------     ---------     ---------
         Net equity transactions ........................      1,732,451     1,758,577     4,440,982
                                                            ------------     ---------     ---------
NET CHANGE IN CONTRACT OWNERS' EQUITY ...................      2,596,974     3,226,765     4,501,679
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............      7,728,444     4,501,679          --
                                                            ------------     ---------     ---------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................   $ 10,325,418     7,728,444     4,501,679
                                                            ============     =========     =========



See accompanying notes to financial statements.


                          NATIONWIDE VARIABLE ACCOUNT-5
                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

      Nationwide Variable Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on November 1, 1989. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On December 31, 1993, the accumulation unit values for each fund sub-account of Nationwide Variable Account-5 were established at a unit value equal to the accumulation unit values of the corresponding fund sub-account of the Nationwide Multi-Flex Variable Account. The first deposits were received by the Account on May 4, 1994.

      The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

   (b) The Contracts

      Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses. Contract owners in either the accumulation or payout phase may invest in any of the following:

         Dreyfus Stock Index Fund (DryStkIx)

         Portfolio of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
            Fidelity VIP - Equity-Income Portfolio (FidVIPEI)

         Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
            Nationwide SAT - Government Bond Fund (NSATGvtBd)
            Nationwide SAT - Money Market Fund (NSATMyMkt)
            Nationwide SAT - Total Return Fund (NSATTotRe)

         Portfolio of the Neuberger &Berman Advisers Management Trust (Neuberger &Berman);
            Neuberger &Berman - Balanced Portfolio (NBAMTBal)

         Portfolios of the TCI Portfolios, Inc. (TCIPortfolios);
            TCI Portfolios - TCI Advantage (TCIAdv)
            TCI Portfolios - TCI Growth (TCIGro)

      At December 31, 1996, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

   (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

      The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) EXPENSES

      The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

      The following contract charges are deducted by the Company: (a) an annual contract maintenance charge of $30, with certain exceptions, which is satisfied by surrendering units; and (b) a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively.

(3) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

            -  Beginning unit value - Jan. 1

            -  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            -  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            -  Contract charges
               (This amount reflects the decrease in the unit value due to the mortality risk charge, expense risk charge and administration charge discussed in note 2.)

            -  Ending unit value - Dec. 31

            -  Percentage increase (decrease) in unit value.

      For contracts in the payout phase, an assumed investment return of 3.5%, used in the calculation of the annuity benefit payment amount, results in a corresponding reduction in the components of the unit values as shown in
Schedule I.

                                                                     SCHEDULED 1

                         NATIONWIDE VARIABLE ACCOUNT - 5

                       TAX QUALIFIED and NON-TAX QUALIFIED

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                              NSATGVTBD      NSATGVTBD     NSATMYMKT    NSATMYMKT
                                            DRYSTKIX           FIDVIPEI         QUAL.         NON-QUAL.      QUAL.      NON-QUAL.
                                            --------           --------         -----         ---------      -----      ---------
1996
   Beginning unit value - Jan. 1          $  13.807559        14.412060       29.463573       29.474435    19.595876    21.291272
----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .595405          .664825        1.822953        1.823626      .996061     1.082246
----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     2.493107         1.377615        (.811577)       (.811863)     .000000      .000000
----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.197815)        (.199114)       (.382470)       (.382618)    (.262454)    (.285170)
----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $  16.698256        16.255386       30.092479       30.103580    20.329483    22.088348
----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 21%              13%              2%              2%           4%           4%
==================================================================================================================================
1995
   Beginning unit value - Jan. 1          $  10.227308        10.808255       25.138302       25.147577    18.790546    20.416267
----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .366275          .845166        1.778825        1.779480     1.056381     1.147773
----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     3.371719         2.923160        2.904595        2.905666      .000000      .000000
----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.157743)        (.164521)       (.358149)       (.358288)    (.251051)    (.272768)
----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $  13.807559        14.412060       29.463573       29.474435    19.595876    21.291272
----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 35%              33%             17%             17%           4%           4%
==================================================================================================================================
1994
   Beginning unit value - Jan. 1          $  10.271065        10.227513       26.318797       26.328516    18.325918           **
----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .287154          .767502        1.651042        1.651652      .706658
----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.197934)        (.048719)      (2.499476)      (2.500401)     .000000
----------------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.132977)        (.138041)       (.332061)       (.332190)    (.242030)
----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $  10.227308        10.808255       25.138302       25.147577    18.790546
----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                  0%               6%             (4)%            (4)%          3%
==================================================================================================================================

                                            NSATTOTRE       NSATTOTRE
                                               QUAL.         NON-QUAL.        NBAMTBAL            TCIADV            TCIGRO
                                               -----         ---------        --------            ------            ------
1996
   Beginning unit value - Jan. 1             51.701438       50.214359       14.753402           13.035463         16.447846
----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            3.444695        3.345616        2.260284             .938763          1.843419
----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     7.759641        7.536444       (1.253279)            .257308         (2.545876)
----------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.735081)       (.713937)       (.197287)          (.176494)         (.214108)
----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               62.170693       60.382482       15.563120           14.055040         15.531281
----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 20%             20%              5%                  8%               (6)%
============================================================================================================================
1995
   Beginning unit value - Jan. 1             40.575816       39.408735       12.077573           11.312248         12.711014
----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            4.020137        3.904506         .307323             .409891           .014626
----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     7.711672        7.489864        2.548627            1.472626          3.917671
----------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.606187)       (.588746)       (.180121)          (.159302)          (.195465)
----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               51.701438       50.214359       14.753402           13.035463         16.447846
----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 27%             27%             22%                 15%               29%
============================================================================================================================
1994
   Beginning unit value - Jan. 1             40.671816       39.501981       12.661508           11.343435         13.030369
----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.052197        1.993171         .493737             .297949           .001393
----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (1.612762)      (1.566374)       (.917170)           (.181282)         (.154144)
----------------------------------------------------------------------------------------------------------------------------
   Contract charges                           (.535435)       (.520043)       (.160502)           (.147854)         (.166604)
----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               40.575816       39.408735       12.077573           11.312248         12.711014
----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                  0%              0%             (5)%                 0%               (2)%
============================================================================================================================


* An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

**   This investment option was not being utilized or was not available.

See note 3.


                          Independent Auditors' Report
                          ----------------------------

The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide Variable Account-5:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Variable Account-5 as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide Variable Account-5 as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

     This report is for the information of contract owners with funds in the Nationwide Variable Account-5. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1997, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.

NATIONWIDE LIFE INSURANCE COMPANY                                 Bulk Rate
HOME OFFICE: ONE NATIONWIDE PLAZA -                             U.S. Postage
COLUMBUS, OHIO 43215-2220                                           PAID
                                                               Columbus, Ohio
                                                               Permit No. 521








Nationwide(R) is a registered federal service mark of Nationwide Mutual Insurance Company